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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                  July 8, 2003

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800



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ITEM 5. OTHER EVENTS.


         On July 8, 2003, the Company issued a press release to announce investments of $132.1 million for the quarter ended March 31, 2003. The press release is posted on the Company's Web site (www.hcreit.com) under the heading Press Releases. The press release has been furnished as Exhibit 99.1 to this Current Report.

         Arnold & Porter issued a tax opinion to the Company in connection with the Company's sale on July 9, 2003 of 4,000,000 shares of its 7 7/8% Series D Cumulative Redeemable Preferred Stock pursuant to the Company's Registration Statement on Form S-3 (File No. 333-73936), declared effective December 7, 2001, and the Prospectus Supplement dated June 11, 2003. The tax opinion has been furnished as Exhibit 8.1 to this Current Report.

         The Company has entered into a purchase agreement for the purchase and sale of 1,583,100 shares of common stock, $1.00 par value per share, of the Company pursuant to the Company's Registration Statement on Form S-3 (File No. 333-73936), declared effective December 7, 2001. The purchase agreement has been furnished as Exhibit 10.1 to this Current Report. In connection with this transaction, Ernst & Young LLP has consented to be named as an expert in the Prospectus Supplement dated July 9, 2003. The consent has been furnished as
Exhibit 23.1 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

             8.1    Tax Opinion of Arnold & Porter.

            10.1 Purchase Agreement by and among Cohen & Steers Capital Management, Inc., its client accounts described therein and the Company, dated July 9, 2003.

            23.1    Consent of Independent Auditors.

            99.1    Press Release dated July 8, 2003.




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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and Chief
                                       Executive Officer

Dated: July 9, 2003




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                                 EXHIBIT INDEX


                      Designation
                     Number Under
                     Item 601 of
Exhibit No.         Regulation S-K         Description
-----------         --------------         -----------

    8.1                     8           Tax Opinion of Arnold & Porter.

   10.1                    10           Purchase Agreement by and among Cohen &
                                        Steers Capital Management, Inc., its
                                        client accounts described therein and
                                        the Company, dated July 9, 2003.

   23.1                    23           Consent of Independent Auditors.

   99.1                    99           Press Release dated July 8, 2003.






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